Willis Group Holdings acquires Hilb Rogal & Hobbs

June 9, 2008

Willis

Forward-looking statements

This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook and guidance regarding future operating margin and adjusted Earnings Per Share, future capital expenditures, expected growth in commissions and fees, business strategies, competitive strengths, goals, the anticipated benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements.

Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance, including those set forth in the Appendix and in the Risk Factors section of our Annual Report on Form 10-K filed on February 27, 2008. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Willis Group Holdings acquires Hilb Rogal & Hobbs

- Transaction overview
- Willis and HRH overviews
- Pro forma combined company
- Financial summary
- Summary
- Appendix

Transaction overview

Transaction rationale

The acquisition of Hilb Rogal & Hobbs is strategically and financially compelling

- **Accelerates growth** and **increases client value** through larger, more **diversified platform**
- **Complementary geographic footprint** doubles Willis' North American revenues
- More than **doubles Willis' revenues in targeted, high potential North America Employee Benefits** business
- Adds depth and breadth to other key practice areas
- Strengthens Willis' middle market leadership and reinforces large account presence
- **Immediately accretive to Willis Cash EPS; accretive to GAAP EPS from year 2**
- **Attractive valuation; 2.4x 2008E revenue, less than 10x 2008E EBITDA**
- Anticipated synergies of $100 million, with additional $40 million annualized efficiencies post-integration from the implementation of **Shaping our Future**

Terms of transaction

TRANSACTION	■ Willis to acquire 100% of Hilb Rogal & Hobbs (HRH)
PRICE PER SHARE	■ $46.00
CONSIDERATION	■ 50% cash, 50% stock ■ Tax free transaction to Hilb Rogal & Hobbs shareholders ■ Transaction includes a collar(1)
AGGREGATE CONSIDERATION	■ $1.7 billion equity value ■ $2.1 billion enterprise value(2)
EXPECTED CLOSING	■ 4Q 2008
APPROVALS	■ Customary regulatory approvals and HRH shareholder vote

(1) The transaction includes a 12% collar, that is, if Willis' share price increases or decreases up to 12%, the aggregate consideration remains $46.00 per share; if, however, the Willis share price increases or decreases more than 12%, 50% of the consideration would adjust based on the value of Willis' stock (resulting in a transaction value per share less than or greater than $46.00)

(2) See appendix for definitions of non-GAAP measures

Willis and HRH overview

Willis

Overview of Willis

COMPANY DESCRIPTION

- 3rd largest provider of insurance brokerage, reinsurance and risk management consulting services worldwide
- Operates three business segments
  - International (39%) – international retail brokerage
  - Global (31%) – worldwide specialist brokerage, consulting services and reinsurance
  - North America (30%) - Retail operations in the US & Canada
- 13,000 employees in approximately 300 offices in 100 countries

SENIOR MANAGEMENT

Name	Age	Title
Joseph J. Plumeri	64	Chairman & CEO
Grahame Millwater	44	President
Patrick C. Regan	41	Group COO & Group CFO

2007 REVENUE BREAKDOWN



North America
30%
International
39%
Global
31%

REVENUE AND REVENUE GROWTH

($ in millions)



0%
7%
6%
$2,267
$2,428
$2,578
2005
2006
2007

ADJUSTED EBITDA AND EBITDA MARGIN [1]

($ in millions)



24%
25%
27%
$535
$614
$684
2005
2006
2007

(1) See appendix for definitions of non-GAAP measures

Overview of Willis

2007 REVENUE BY PRODUCT



Reinsurance 15%
Employee Benefits 10%
Personal Lines 1%
Commercial P&C 74%

2007 Total Revenues: $2,578 million

CASH FLOW FROM OPERATIONS (1)

($ in millions)



330
392
388
2005
2006
2007

SERVICES AND CLIENTS

- Employee benefits
- Reinsurance
- Property & casualty
  - Energy
  - Construction
  - Aerospace
  - Real estate
  - Marine
  - Financial and Executive Risk

- Client base ranges from personal to multi national accounts
- Primarily comprised of middle market accounts

(1) See appendix for definitions of non-GAAP measures

Overview of HRH

COMPANY DESCRIPTION

- Based in Glen Allen, Virginia
- Offers P&C, employee benefits and specialized exposure insurance
- U.S. middle market focused broker with national footprint
  - ***Domestic Retail*** *(85%)* – seven U.S. regional operating units providing marketing and specialized industry or product expertise
  - ***Excess and Surplus*** *(5%)* – operating units specializing in excess and surplus lines brokerage (California, Florida, Illinois and Texas)
  - ***International*** *(7%)* – primarily U.K based wholesale and reinsurance brokerage
- 4,200 employees in over 140 offices throughout the U.S.; 200 employees outside the U.S

SENIOR MANAGEMENT

Name	Age	Title
Martin (Mell) Vaughan	60	Chairman & CEO
Michael Crowley	55	President & COO
Michael Dinkins	52	EVP & CFO

2007 REVENUE BREAKDOWN


International 7%
Other 3%
Excess & Surplus 5%
Domestic Retail 85%

REVENUE AND REVENUE GROWTH


($ in millions)
9%
5%
12%
$674
$711
$800
2005
2006
2007

EBITDA AND EBITDA MARGIN


($ in millions)
27%
27%
24%
$174
$181
$190
2005
2006
2007

Overview of HRH

2007 REVENUE BY PRODUCT



Wholesale
9%
Employee
Benefits
21%
Reinsurance
1%
Personal Lines
6%
Commercial
P&C
63%

2007 Total Revenues: $800 million

CASH FLOW FROM OPERATIONS (1)

($ in millions)



95
121
102
2005
2006
2007

SERVICES AND CLIENTS

- Personal lines
- Employee benefits
- Property & casualty
  - Construction
  - Healthcare
  - Real estate

- Client base ranges from personal to large national accounts
- Primarily comprised of middle market and major commercial and industrial accounts

(1) See appendix for definitions of non-GAAP measures

Pro forma combined company

Strategic objectives

ENHANCE

Critical mass in key areas

- Opportunity for accelerated growth
- California, Florida, Texas, Illinois, New York, Boston, New Jersey, Philadelphia

GROW

Leverage unique specialty expertise throughout our retail network

- Personal lines, energy, aerospace, real estate, health care, construction, complex property, executive risk, environmental

ADD VALUE

Implement Shaping our Future strategy for profitable growth

- Demonstrated execution with measurable success
- Post integration launch **Shaping our Future** HRH

Broker rankings

U.S. Broker Rankings

Rank	Company	2006 Brokerage Revenues
1	Marsh & McLennan	$5,342
2	Aon	2,751
	Pro forma Willis / Hilb Rogal & Hobbs	**1,783**
3	A.J. Gallagher	1,251
4	Willis Group Holdings Ltd.	1,100
5	Wells Fargo Insurance Servvices Inc.	1,009
6	Brown & Brown Inc.	865
7	BB&T Insurance Services Inc.	842
8	Hilb Rogal & Hobbs Co.	683
9	USI Holdings Crop.	546
10	Lockton Cos. L.L.C.	453

Source: *Business Insurance* Annual Insurance Broker Survey, July 2007, Revenues generated by U.S. clients

Global Broker Rankings

Rank	Company	2007 Brokerage Revenues
1	Marsh & McLennan	$11,350
2	Aon	7,471
	Pro forma Willis / Hilb Rogal & Hobbs	**3,378**
3	Willis Group Holdings Ltd.	2,578
4	A.J. Gallagher	1,623
5	Wells Fargo	1,530
6	Brown & Brown	960
7	Jardine Lloyd Thompson	940
8	BB&T Insurance Services Inc.	853
9	Hilb Rogal & Hobbs Co.	800
10	Lockton Cos. L.L.C.	667

Source: Company reports

Complementary geographic fit


Key Growth Areas
HRH
WSH
Overlap

International Presence

London, England

# of Offices	
Willis	70
HRH	140

Pro forma combined total revenues by business mix

WILLIS


WillisRe
15%
Personal
lines
1%
Employee
Benefits
10%
Commercial
P&C
74%

2007 Total Revenues: $2,578 million
65% Commissions / 35% Fees

HRH


Personal
Lines
6%
Wholesale
9%
Reinsurance
1%
Employee
Benefits
21%
Commercial
P&C
63%

2007 Total Revenues: $800 million
85% Commissions / 15% Fees

PRO FORMA


Wholesale
2%
Personal
Lines
2%
Reinsurance
12%
Employee
Benefits
13%
Commercial
P&C
71%

2007 Total Revenues: $3,378 million
70% Commissions / 30% Fees

Financial summary

Willis

Financial structure

TRANSACTION	■ Willis to acquire 100% of Hilb Rogal & Hobbs (HRH)
PRICE PER SHARE	■ $46.00
CONSIDERATION	■ 50% cash, 50% stock ■ Tax free transaction to Hilb Rogal & Hobbs shareholders ■ Transaction includes a collar(1)
AGGREGATE CONSIDERATION	■ $1.7 billion equity value ■ $2.1 billion enterprise value(2)
APPROVALS	■ Customary regulatory approvals and HRH shareholder vote

(1) The transaction includes a 12% collar, that is, if Willis' share price increases or decreases up to 12%, the aggregate consideration remains $46.00 per share; if, however, the Willis share price increases or decreases more than 12%, 50% of the consideration would adjust based on the value of Willis' stock (resulting in a transaction value per share less than or greater than $46.00)

(2) See appendix for definitions of non-GAAP measures

Transaction financial summary

VALUATION	▪ 2.4x 2008E revenue
	▪ Less than 10x Hilb Rogal & Hobbs estimated 2008E EBITDA
	▪ Accretion (dilution) relative to Willis' previously stated guidance, which assumed buyback accretion of up to $0.30 per share by 2010
	  ▪ Cash EPS accretive by 7% 2009, 10% 2010, 14% 2011
	  ▪ GAAP EPS dilutive by (3)% 2009; accretive by 2% 2010, 6% 2011

SYNERGIES	▪ Assumed $100 million in annual cost savings
	  ▪ 50% in 2009, 100% thereafter
	  ▪ 8% of pro forma combined North America 2007 cost base; 3% of combined pro forma 2007 total cost base
	▪ Assumed efficiencies from implementation of Shaping our Future at HRH starting in 2010 with $40 million annualized by 2012

RESTRUCTURING PROGRAM	▪ $75 million pre-tax

FINANCING	▪ Fully funded
	  ▪ Combination of new $1.0 billion senior credit facilities and $1.25 billion bridge financing
	  ▪ Investment grade status retained

REPURCHASE ASSUMPTIONS	▪ $1 billion existing authorized buyback ▪ Anticipate repurchase of the majority of shares issued in the transaction over time

Pro forma combined financial goals

Adjusted operating margin


23%
24%
24%
24%
27%
2006
2007
2008E
2009E
2010E

Adjusted EPS


$2.25
$2.77
$2.85-
$2.95
$3.15-
$3.25
$4.05-
$4.15
2006
2007
2008E
2009E
2010E

OPERATING MARGIN

- Revised targets to 24% in 2009 and 27% in 2010
- Excluding transaction amortization margins estimated at 25% and 29%, respectively, in 2009 and 2010

EARNINGS PER SHARE

- Revised target for 2009 at $3.15-$3.25 to reflect first year post acquisition
- Raised to $4.05-$4.15 for 2010

CAPITAL MANAGEMENT

- Existing $1 billion buyback authorization with $925 million remaining
- Anticipate repurchase of majority of shares issued in the transaction over time

Note: See appendix for definitions of non-GAAP measures

North America leadership team

Office of the Chairman:

Don Bailey, Chairman and CEO

Mike Crowley, President

Mell Vaughan, Vice Chairman, Willis Group Holdings

Other key leadership:

Vic Krauze, COO

Derek Smyth, CFO

Joe Gunn, Chief Growth Officer

Summary

- Will accelerate growth and increase client value through larger, more diversified platform
- Complementary geographic footprint doubles Willis' North American revenues
- More than doubles Willis' revenues in targeted North America Employee Benefits business
- Adds depth and breadth to other key practice areas
- Strengthens Willis' middle market leadership and reinforces large account presence
- Immediately accretive to Willis Cash EPS; accretive to GAAP EPS from year 2
- Attractive valuation; 2.4x 2008E revenue, less than 10x 2008E EBITDA
- Anticipated synergies of $100 million, with additional $40 million annualized efficiencies post-integration from the implementation of Shaping our Future

Appendix

Important merger information

In connection with the proposed transaction, Willis and Hilb Rogal & Hobbs intend to file relevant materials with the Securities and Exchange Commission ("SEC"). Willis will file with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Hilb Rogal & Hobbs that also constitutes a prospectus of Willis. Hilb Rogal & Hobbs will mail the proxy statement/prospectus to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Willis and Hilb Rogal & Hobbs without charge, at the SEC's website (http://www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis's website (www.willis.com) under the tab "Investor Relations" and then under the heading "Financial Reporting" then under the item "SEC Filings." You may also obtain these documents, free of charge, from Hilb Rogal & Hobbs' website (www.hrh.com) under the heading "Investor Relations" and then under the tab "SEC Filings."

Willis, Hilb Rogal & Hobbs and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Hilb, Rogal & Hobbs shareholders in connection with the proposed transaction. Information about Willis's directors and executive officers is available in Willis's proxy statement, dated March 17, 2008. Information about Hilb Rogal & Hobbs' directors and executive officers is available in Hilb Rogal & Hobbs' proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Appendix: Additional cautionary disclosures regarding forward-looking Information

There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- completion of the merger is dependent on, among other things, receipt of shareholders and regulatory approvals, the timing of which cannot be predicted with precision and which may not be received at all,
- our ability to implement and realize anticipated benefits of the **Shaping our Future** initiative and other new initiatives,
- the extent and timing of, and prices paid in connection with, any share repurchases under existing or future programs,
- increases in client retentions,
- our ability to retain existing clients and attract new business, and our ability to retain key employees,
- changes in commercial property and casualty markets, or changes in premiums and availability of insurance products due to a catastrophic event such as a hurricane,
- volatility or declines in other insurance markets and the premiums on which our commissions are based,
- impact of competition,
- the timing or ability to carry out share repurchases or take other steps to manage our capital,
- fluctuations in exchange and interest rates that could affect expenses and revenue,
- rating agency actions that could inhibit ability to borrow funds or the pricing thereof,
- legislative and regulatory changes affecting both our ability to operate and client demand,
- potential costs and difficulties in complying with a wide variety of foreign laws and regulations, given the global scope of our operations,
- changes in the tax or accounting treatment of our operations,
- our exposure to potential liabilities arising from errors and omissions claims against us,
- the results of regulatory investigations, legal proceedings and other contingencies, and
- the timing of any exercise of put and call arrangements with Associated companies.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. See also the Risk Factors section of our Annual Report on Form 10-K filed on February 27, 2008.

Appendix: Definitions of non-GAAP measures

Adjusted earnings before interest, tax, depreciation and amortization (adjusted EBITDA) is adjusted operating income as defined below, before depreciation and amortization.

Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.

Adjusted net income is defined as net income excluding net gains/losses on disposal of operations. For 2006, excludes gain on disposal of London headquarters net of leaseback costs of $92 million, $25 million of severance costs, $41 million strategic initiative expenditure and a one off $71 tax credit. For 2005, excludes charges for regulatory settlements and related expenses of $36 million, other provisions of $14 million and severance costs of $19 million.

Adjusted operating income is defined as operating income excluding gains/losses on disposals. For 2006, excludes gain on disposal of London headquarters net of leaseback costs of $99 million, $35 million of severance costs and $59 million strategic initiative expenditure. For 2005 excludes charges for regulatory settlements and related legal and administrative expenses of $60 million, $20 million additional charge to increase legal provisions and $28 million of severance costs.

Adjusted operating margin is defined as adjusted operating income to total revenues.

Cash flow is defined as cash flow from operating and investing activities excluding acquisitions and disposals and additional pension contributions.

Funds from operations is adjusted net income as defined, before depreciation and amortization.

Enterprise value = current market capitalization + debt as of most recent quarter - non-fiduciary cash as of most recent quarter

WILLIS GROUP HOLDINGS